UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of the earliest event reported: JULY 20, 2004


                               BPK RESOURCES, INC.

        (Exact Name of Small Business Issuer as Specified in Its Charter)


                        Commission file number: 000-27339

                  NEVADA                                    88-0426887
     -----------------------------------             --------------------------
      (State or Other Jurisdiction of                  (IRS Employer
      Incorporation of Organization)                   Identification Number)


                           111 PRESIDENTIAL BOULEVARD
                                    SUITE 165
                              BALA CYNWYD, PA 19004
                 -----------------------------------------------
                    (Address of Principal Executive Offices)


                                 (973) 956-8400
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 20, 2004, BPK Resources, Inc. (the "Company") entered into a Purchase and Sale Agreement (the "Agreement") with BP Preferred Acquisition, LLC, a Delaware limited liability company ("BP Acquisition"). Pursuant to the terms of the Agreement, the Company disposed of 100% of its ownership interests in CSR-Hackberry Partners, L.P., BPK South Valentine, L.P., PH Gas, L.P., Touchstone Resources 2001-Hackberry Drilling Fund, L.P., Louisiana Shelf Partners, L.P., PHT Partners, L.P. and LS Gas, LLC (collectively, the "Interests"), in consideration for which BP Acquisition agreed to cause the Company to be released from any and all liabilities and obligations under the following notes and agreements:

         (i) the Loan Agreement, dated April 25, 2002, by and between the Company and Trident Growth Fund, L.P. ("Trident"), the Security Agreement, dated April 25, 2002, by and between the Company and Trident, and the 12% Secured Convertible Note, dated April 25, 2002, in the principal amount of $1,500,000, issued to Trident;

         (ii) the First Amended Loan Agreement, dated July 29, 2003, between the Company and Trident, the First Amended Security Agreement, dated July 29, 2003, by and between the Company and Trident and the 12% Secured Convertible Note, dated July 29, 2003, in the principal amount of $600,000, issued to Trident; and

         (iii) the 10% Promissory Note, dated ___________, 2003, in the original principal amount $1,500,000, originally issued to Endeavour International Corporation (f/k/a Continental Southern Resources, Inc.) and currently held by CSOR Preferred Liquidation, LLC, a Delaware limited liability company, with an outstanding principal balance of $670,000 (the "CSOR Note") and any and all other agreements and documents related to the CSOR Note.

         The amount of the consideration received by the Company in connection with the disposition of the Interests was determined in arm's-length negotiations between the parties thereto, and the terms of the transaction were approved by each of such parties' respective board of directors and managing member, as applicable. Prior to the transaction, there were no material relationships between the Company or any of its affiliates, officers and directors, or associates of any such officers or directors, on the one hand, and BP Acquisition, on the other hand.

         The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by the terms of the Purchase and Sale Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

         On July 20, 2004, the Company issued a Press Release announcing the sale of the Interests. A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b) Pro Forma Financial Information.

         The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that this report was required to be filed with the SEC.

         (c) Exhibits.

         2.1 Purchase and Sale Agreement, dated July 20, 2004, by and between BPK Resources, Inc. and BP Preferred Acquisition, LLC.

         99.1   Press Release dated July 20, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BPK RESOURCES, INC.


Dated: August 4, 2004                              /s/ Christopher Giordano
                                                   -----------------------------
                                                   Christopher Giordano
                                                   President

                                  EXHIBIT INDEX

Exhibit Number                         Description
--------------                         -----------

        2.1 Purchase and Sale Agreement, dated July 20, 2004, by and between BPK Resources, Inc. and BP Preferred Acquisition, LLC.

        99.1      Press Release dated July 20, 2004.